UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): November 3, 2023 (October 30, 2023)

SORRENTO THERAPEUTICS, INC.

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-36150	33-0344842
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4955 Directors Place

San Diego, CA 92121

(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code: (858) 203-4100

N/A

(Former Name, or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, $0.0001 par value	SRNEQ	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

 Item 1.01. Entry into a Material Definitive Agreement.

Background

As previously disclosed, on February 13, 2023, Sorrento Therapeutics, Inc. (“Sorrento” or the “Company”) and its wholly owned direct subsidiary, Scintilla Pharmaceuticals, Inc. (together with the Company, the “Debtors”), commenced voluntary proceedings under Chapter 11 of the United States Bankruptcy Code (the “Bankruptcy Code”) in the United States Bankruptcy Court for the Southern District of Texas (the “Bankruptcy Court”). The Debtors’ Chapter 11 proceedings are jointly administered under the caption In re Sorrento Therapeutics, Inc., et al., Case Number 23-90085 (CML) (the “Chapter 11 Cases”). The Debtors continue to operate their business in accordance with the applicable provisions of the Bankruptcy Code and orders of the Bankruptcy Court.

As previously disclosed, and as stated in the final order of the Bankruptcy Court on April 14, 2023, the Debtors have been conducting a dual-track (i) financing process for the potential raising of debt, equity or hybrid financing or consummation of a restructuring transaction through a chapter 11 plan of reorganization and (ii) marketing process for the sale or disposition of all or any portion of the Debtors’ assets under section 363 of the Bankruptcy Code, including (x) the Debtors’ equity interests in its non-debtor subsidiaries and (y) the Debtors’ other assets.

The ImmuneOncia APA

On October 30, 2023, Sorrento and Yuhan Corporation (the “Purchaser”) entered into that certain Asset Purchase Agreement (the “APA”) pursuant to which the Purchaser agreed to acquire (the “ImmuneOncia Sale”) (i) 22,665,440 shares of common stock (“ImmuneOncia Common Shares”) of ImmuneOncia Therapeutics Inc. (“ImmuneOncia”), a company duly organized under the laws of the Republic of Korea and a joint venture between Sorrento and the Purchaser, representing the entirety of Sorrento’s stake in the ImmuneOncia joint venture and (ii) certain related patents (the “Purchased Patents”), technology, inventory, books and records and contracts of Sorrento related to the ImmuneOncia joint venture (collectively, and together with the ImmuneOncia Common Shares and the Purchased Patents, the “Purchased Assets”), in exchange for an aggregate amount in cash equal to $20 million and Purchaser’s assumption of certain liabilities as further described in the APA, all subject to Bankruptcy Court approval.

Following a hearing before the Bankruptcy Court on November 1, 2023, the Bankruptcy Court entered a final order (the “Sale Order”) approving the ImmuneOncia Sale.

Pursuant to the terms of the APA, the Purchaser paid (or caused to be paid) $18.0 million to Sorrento on November 2, 2023 (of which $2.0 million will be paid to Sorrento from an escrow account), less approximately $800,000 for tax withholding, and Sorrento expects that the Purchaser will pay the remaining $2.0 million payable to Sorrento pursuant to the APA upon the filing of certain intellectual property transfer documents with the patent offices of the respective jurisdictions of the Purchased Patents.

Concurrently with the closing of the ImmuneOncia Sale, Sorrento and the Purchaser entered into a Manufacturing Technology Transfer Agreement (the “Technology Transfer Agreement”) with Purchaser on November 2, 2023, pursuant to which Sorrento agreed to assist the Purchaser with a technology transfer to a manufacturing facility designated by the Purchaser to facilitate the Purchaser’s manufacture of a certain product after the closing of the ImmuneOncia Sale.

The foregoing summaries of the ImmuneOncia APA and the Transfer Agreement are qualified in their entirety by reference to the full text of such agreements. Copies of the ImmuneOncia APA and the Technology Transfer Agreement are attached to this Current Report on Form 8-K as Exhibit 2.1 and Exhibit 10.1, respectively, and are incorporated by reference herein.

Item 2.01. Completion of Acquisition or Disposition of Assets.

On November 2, 2023, the Company completed the disposition of the Purchased Assets to Purchaser on the terms contemplated by the ImmuneOncia APA. The information set forth above in Item 1.01 of this Current Report on Form 8-K relating to the ImmuneOncia is incorporated herein by reference.

Cautionary Statement Concerning Forward-Looking Statements

This Current Report on Form 8-K includes certain statements that are not historical facts but are forward-looking statements for purposes of the safe harbor provisions under the United States Private Securities Litigation Reform Act of 1995. Forward-looking statements generally are accompanied by words such as “believe,” “may,” “will,” “estimate,” “continue,” “anticipate,” “intend,” “expect,” “should,” “would,” “plan,” “predict,” “potential,” “seem,” “seek,” “future,” “outlook” and similar expressions that predict or indicate future events or trends or that are not statements of historical matters. Forward-looking statements include statements regarding the expected timing for the funding by the Purchaser of the remaining purchase price due to Sorrento pursuant to the ImmuneOncia APA. The Company’s actual results or outcomes and the timing of certain events may differ significantly from those discussed in any forward-looking statements. These statements are based on various assumptions and on the current expectations of the Company’s management and are not predictions of actual performance. These forward-looking statements are provided for illustrative purposes only and are not intended to serve as, and must not be relied on by any investor as, a guarantee, an assurance, a prediction or definitive statement of fact or probability.

Actual events and circumstances are difficult or impossible to predict and will differ from assumptions. Many actual events and circumstances are beyond the control of the Company. These forward-looking statements are subject to a number of risks and uncertainties, including risks associated with the Company’s ability to use any proceeds from the sale of the Purchased Assets efficiently in support of its business; the Company’s ability to obtain exit financing and to pursue a plan of reorganization and exit the Chapter 11 Cases; and those factors discussed in the Company’s Annual Report on Form 10-K for the year ended December 31, 2022 and subsequent Quarterly Reports on Form 10-Q filed with the Securities and Exchange Commission (the “SEC”) in each case under the heading “Risk Factors,” and other documents of the Company filed, or to be filed, with the SEC. If the risks materialize or assumptions prove incorrect, actual results could differ materially from the results implied by these forward-looking statements. There may be additional risks that the Company presently does not know or that the Company currently believes are immaterial that could also cause actual results to differ from those contained in the forward-looking statements. In addition, forward-looking statements reflect the Company’s expectations, plans or forecasts of future events and views as of the date of this document. The Company anticipates that subsequent events and developments will cause its assessments to change. However, while the Company may elect to update these forward-looking statements at some point in the future, the Company specifically disclaims any obligation to do so. These forward-looking statements should not be relied upon as representing the Company’s assessments as of any date subsequent to the date of this document. Accordingly, undue reliance should not be placed upon the forward-looking statements.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

2.1*	Asset Purchase Agreement, dated October 30, 2023, between Yuhan Corporation and Sorrento Therapeutics, Inc.

10.1	Manufacturing Technology Transfer Agreement, dated November 2, 2023, between Yuhan Corporation and Sorrento Therapeutics, Inc.

104	Cover Page Interactive Data File, formatted in Inline Extensible Business Reporting Language (iXBRL).

  * Certain schedules, exhibits and similar attachments to this agreement have been omitted in accordance with Item 601(a)(5) of Regulation S-K. A copy of any omitted exhibit or other attachment will be furnished supplementally to the SEC upon request.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SORRENTO THERAPEUTICS, INC.

Date: November 3, 2023	By:	/s/ Mohsin Y. Meghji
Name: Mohsin Y. Meghji
Title: Chief Restructuring Officer